Exhibit 99.1

CARMELL CORPORATION APPOINTS NEW CEO

FOLLOWING ADDITION TO THE RUSSELL MICROCAP INDEX

Beauty Pioneer, Kendra Bracken-Ferguson Appointed CEO of Carmell Corporation

To Champion a Technological Revolution in Regenerative Skincare and Haircare

and Build Beauty and Wellness Platform

PITTSBURGH – July 29, 2024 – Carmell Corporation (Nasdaq: CTCX), a bio-aesthetics company focused on skin and hair health (“Company” or “Carmell”), today announced the appointment of Ms. Kendra Bracken-Ferguson as Chief Executive Officer effective July 30, 2024 with Mr. Rajiv Shukla continuing to serve as Executive Chairman of the Company.

Kendra’s appointment comes at a pivotal moment of growth for the Company. Since its business combination in July 2023, the Company has completed a pivot towards skincare, recruited a top-tier Scientific Advisory Board, developed and tested 12 skincare products aimed at retail and medspa use, scaled up in-house manufacturing and packaging, built an D2C customer channel integrated with a finance enterprise resource planning and logistics backbone, lowered cash burn by more than 50%, raised $3 million from external investors and commenced commercial sales. The Company was also added to the Russell Microcap Index in June 2024.

Under Kendra's leadership, Carmell aims to accelerate the growth of its flagship brand, Carmell SecretomeTMand expand its portfolio of beauty and wellness brands through strategic investments and acquisitions. Kendra has over 20 years of experience in the beauty and wellness industry. Kendra began her career with the Indiana Pacers followed by a trajectory to senior leadership as Vice President of Digital Marketing at Fleishman-Hillard and the first Director of Digital Media at Polo Ralph Lauren before co-founding Digital Brand Architects (“DBA”), her own influencer talent agency in 2010. At the time of its acquisition by United Talent Agency in 2019, DBA had grown to represent more than 140 top social media influencers with a following of more than 200 million. She also founded the BrainTrust Agency that was acquired by CAA-GBG, one of the leading brand management agencies in the world, in 2017. She served as Chief Digital Officer of CAA-CBG following the acquisition. She also founded BrainTrust Founders Studio, the largest membership-based platform with over 200 founders of beauty and wellness companies. She was co-founder and a General Partner at BrainTrust Fund I, a beauty and wellness venture fund.

Kendra has partnered with some of the most recognizable companies from Carol’s Daughter and Dark & Lovely owned by L’Oreal USA, Victoria’s Secret, Flawless by Gabrielle Union, Glossier, Cantu Beauty owned by PDC Wellness & Personal Care, Revelations Entertainment by Lori McCreary and Morgan Freeman, JPMorgan Chase, and more. She sits on Amazon’s Black Business Accelerator (BBA) Advisory Council, Blushington and G&B Advisory Boards. She is a member of DealMakeHers and Cosmetic Executive Women. She has served as a co-chair of the BeautyUnited Advisory Board, Growth Advisory Board of Iced Media, Forbes Agency Council, Influencer Marketing Association Board of Directors, NYU Stern Fashion Luxury Council, New York Women in Communications Board Member, and Purdue University Brian Lamb School Advisory Board. Her book, The Beauty of Success: Start, Grow and Accelerate Your Brand debuted at #1 on Amazon’s New Release List for Business Entrepreneurship. Kendra will continue to support and mentor the network of beauty and wellness founders in the BrainTrust Founders Studio.

Rajiv Shukla, Executive Chairman said, “On the 1-year anniversary of Carmell’s Nasdaq debut, I am excited to announce that Kendra is joining us as CEO. Besides her proven expertise in commercial strategy and brand building, she has extensive experience in investing and growing beauty businesses. I look forward to her leadership in building Carmell into a leading platform for innovative brands in the beauty and wellness space.”

Said Kendra Bracken-Ferguson, “The future of our Industry is driven by technology and product innovation, brand building and customer connected relationships. I am honored to join Carmell Corporation as CEO to build commercial muscle to drive our portfolio of revolutionary businesses starting with Carmell SecretomeTM. Additionally, there is an exciting opportunity to accelerate innovative indie beauty brands with a strategy of strategic acquisitions and investments.”

About Carmell

Carmell is a bio-aesthetics company that utilizes the Carmell Secretome™ to support skin and hair health. The Carmell Secretome™ consists of a potent cocktail of proteins, peptides and bio-lipids extracted from allogeneic human platelets sourced from U.S. Food and Drug Administration-approved tissue banks. Over the past 7 years, the Company has extensively tested the technology underpinning the Carmell Secretome™. Additionally, the Company has developed a novel microemulsion formulation that enables delivery of lipophilic and hydrophilic ingredients without relying on the Foul Fourteen™, 14 potentially harmful excipients that are commonly used by other companies to impart texture, stability, and other desirable physicochemical attributes to cosmetic products. The Company is also developing a line of men’s products and a line of topical haircare products. All products are tailored to meet the demanding technical requirements of professional care providers and discerning retail consumers. For more information, visit www.carmellcosmetics.com.

Forward-Looking Statements

This press release contains forward-looking statements that are based on beliefs, assumptions and information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology. However, not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this press release, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. Forward-looking statements in this press release include, but are not limited to, statements regarding the launch and commercialization of our products, our expected cash runway, our potential acquisition and investment activity, the anticipated benefits of future acquisitions and investments, our projected future results and market opportunities, our expected growth and ability to achieve profitability, the expansion of our product portfolio and the execution of our business strategy. We cannot assure you that the forward-looking statements in this press release will prove to be accurate. These forward-looking statements are subject to a number of significant risks and uncertainties that could cause actual results to differ materially from expected results, including, those described under the header “Risk Factors” in the Annual Report on Form 10-K filed by Carmell with the SEC on April 1, 2024, as amended by the Annual Report on Form 10-K/A filed with the SEC on April 29, 2024, and in our other reports filed with the SEC. Most of these factors are outside of Carmell’s control and are difficult to predict. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame or at all. Except as required by law, we undertake no obligation to publicly update any forward-looking statement contained herein to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

Contact:

Bryan Cassaday, CFO

bc@carmellcorp.com